UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2021

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On April 1, 2021, MGP Ingredients, Inc. (the "Company", or "MGP") announced that it had completed the acquisition of Luxco, Inc. and its affiliates pursuant to the Agreement and Plan of Merger with London HoldCo, Inc. (“HoldCo”), Luxco Group Holdings, Inc., LRD Holdings LLC, LDL Holdings DE, LLC, and KY Limestone Holdings LLC, the shareholders of HoldCo (the “Sellers”), and Donn S. Lux, as Sellers’ Representative. On April 1, 2021, HoldCo merged with and into the Company, with the Company as the surviving corporation, and Luxco, Inc. and its affiliates became direct and indirect wholly-owned subsidiaries of the Company (the “Merger”).

As exhibits 99.1 and 99.2 hereto, the Company is filing the unaudited combined financial statements of Luxco, Inc. and its affiliates for the quarters ended March 31, 2021 and 2020 and the unaudited pro forma combined financial information of the Company giving effect to the Merger as of and for the quarter ended March 31, 2021 and for the year to date period ended June 30, 2021. The pro forma combined financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Luxco, Inc. and its affiliates would have achieved had the companies been combined during the period presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Merger.

The purpose of this Current Report on Form 8-K is to, among other things, file the unaudited combined financial statements and unaudited pro forma combined financial information discussed above, and to allow such financial information to be incorporated by reference into the Company's registration statements filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited combined financial statements of Luxco, Inc. and Affiliates for the quarters ended March 31, 2021 and 2020, are filed herewith as Exhibit 99.1

(b) Pro forma financial information.

The Unaudited Pro Forma Combined Balance Sheet of the Company as of March 31, 2021, the Unaudited Pro Forma Combined Statement of Income for the quarter ended March 31, 2021, the Unaudited Pro Forma Combined Statement of Income for year to date ended June 30, 2021, and the notes to the unaudited pro forma combined financial information, all giving effect to the Merger, are filed herewith as Exhibit 99.2

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited combined financial statements of Luxco, Inc. and Affiliates for the quarter ended March 31, 2021 and 2020

99.2
Unaudited Pro Forma Combined Financial Statements for the quarter ended March 31, 2021, the Unaudited Pro Forma Combined Statement of Income for year to date ended June 30, 2021, and the accompanying notes thereto

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: October 4, 2021	By:	/s/ Brandon M. Gall
Brandon M. Gall, Vice President, Finance and Chief Financial Officer